EXHIBIT 10.7

Prepared by, and after recording
return to:

Jeremy M. McLean, Esquire
Troutman Sanders LLP
P.O. Box 1122
Richmond, VA 23218

MULTIFAMILY DEED TO SECURE DEBT,
ASSIGNMENT OF RENTS
AND SECURITY AGREEMENT

GEORGIA

(Revised 5-5-2017)

Freddie Mac Loan No. 708893414
Park Valley Apartments

MULTIFAMILY DEED TO SECURE DEBT,
ASSIGNMENT OF RENTS
AND SECURITY AGREEMENT

GEORGIA

(Revised 5-5-2017)

THIS MULTIFAMILY DEED TO SECURE DEBT, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT (“Instrument”) is made to be effective as of the 29th day of November, 2017, between STAR PARK VALLEY, LLC, a limited liability company organized and existing under the laws of Delaware, whose address is c/o Steadfast Companies, 18100 Von Karman Avenue, Suite 500, Irvine, California 92612, as grantor (“Borrower”), and PNC BANK, NATIONAL ASSOCIATION, a national banking association, whose address is 26901 Agoura Road, Suite 200, Calabasas Hills, California 91301, Attention: Loan Servicing Manager, as grantee (“Lender”). Borrower’s organizational identification number, if applicable, is 5880512.

RECITAL

Borrower is indebted to Lender in the principal amount of $45,000,000.00, as evidenced by Borrower’s Multifamily Note payable to Lender, dated as of the date of this Instrument, and maturing on December 1, 2024 (“Maturity Date”).

AGREEMENT

TO SECURE TO LENDER the repayment of the Indebtedness, and all renewals, extensions and modifications of the Indebtedness, and the performance of the covenants and agreements of Borrower contained in the Loan Documents, Borrower grants, conveys and assigns to Lender and Lender’s successors and assigns, with power of sale, the Mortgaged Property, including the Land located in Cobb County, State of Georgia and described in Exhibit A attached to this Instrument. To have and to hold the Mortgaged Property unto Lender and Lender’s successors and assigns forever. As used in this Instrument, the term “Mortgaged Property” is synonymous with the term “Secured Property,” and the term “Lien” is synonymous with the term “security interest and title.”

Borrower covenants that Borrower is lawfully seized of the Mortgaged Property and has the right, power and authority to grant, convey and assign the Mortgaged Property, that the Mortgaged Property is unencumbered, except as shown on the schedule of exceptions to coverage in the title policy issued to and accepted by Lender contemporaneously with the execution and recordation of this Instrument and insuring Lender’s interest in the Mortgaged Property (the “Schedule of Title Exceptions”). Borrower covenants that Borrower will warrant and defend generally the title to the Mortgaged Property against all claims and demands, subject to any easements and restrictions listed in the Schedule of Title Exceptions.

UNIFORM COVENANTS

(Revised 5-5-2017)

Covenants. In consideration of the mutual promises set forth in this Instrument, Borrower and Lender covenant and agree as follows:

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Multifamily Deed to Secure Debt, Assignment of Rents
and Security Agreement

1.
Definitions. The following terms, when used in this Instrument (including when used in the above recitals), will have the following meanings and any capitalized term not specifically defined in this Instrument will have the meaning ascribed to that term in the Loan Agreement:

“Attorneys’ Fees and Costs” means (a) fees and out‑of‑pocket costs of Lender’s and Loan Servicer’s attorneys, as applicable, including costs of Lender’s and Loan Servicer’s in-house counsel, support staff costs, costs of preparing for litigation, computerized research, telephone and facsimile transmission expenses, mileage, deposition costs, postage, duplicating, process service, videotaping and similar costs and expenses; (b) costs and fees of expert witnesses, including appraisers; (c) investigatory fees; and (d) the costs for any opinion required by Lender pursuant to the terms of the Loan Documents.

“Borrower” means all Persons identified as “Borrower” in the first paragraph of this Instrument, together with their successors and assigns.

“Business Day” means any day other than a Saturday, a Sunday or any other day on which Lender or the national banking associations are not open for business.

“Event of Default” means the occurrence of any event described in Section 8.

“Fixtures” means all property owned by Borrower which is attached to the Land or the Improvements so as to constitute a fixture under applicable law, including: machinery, equipment, engines, boilers, incinerators and installed building materials; systems and equipment for the purpose of supplying or distributing heating, cooling, electricity, gas, water, air or light; antennas, cable, wiring and conduits used in connection with radio, television, security, fire prevention or fire detection or otherwise used to carry electronic signals; telephone systems and equipment; elevators and related machinery and equipment; fire detection, prevention and extinguishing systems and apparatus; security and access control systems and apparatus; plumbing systems; water heaters, ranges, stoves, microwave ovens, refrigerators, dishwashers, garbage disposers, washers, dryers and other appliances; light fixtures, awnings, storm windows and storm doors; pictures, screens, blinds, shades, curtains and curtain rods; mirrors; cabinets, paneling, rugs and floor and wall coverings; fences, trees and plants; swimming pools; and exercise equipment.

“Governmental Authority” means any board, commission, department, agency or body of any municipal, county, state or federal governmental unit, or any subdivision of any of them, that has or acquires jurisdiction over the Mortgaged Property, or the use, operation or improvement of the Mortgaged Property, or over Borrower.

“Ground Lease” means the lease described in the Loan Agreement pursuant to which Borrower leases the Land, as such lease may from time to time be amended, modified, supplemented, renewed and extended.

“Improvements” means the buildings, structures, improvements now constructed or at any time in the future constructed or placed upon the Land, including any future alterations, replacements and additions.

“Indebtedness” means the principal of, interest at the fixed or variable rate set forth in the Note on, and all other amounts due at any time under, the Note, this Instrument or any other Loan Document, including prepayment premiums, late charges, default interest, and advances as provided in Section 7 to protect the security of this Instrument.

“Land” means the land described in Exhibit A.

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“Leasehold Estate” means Borrower’s interest in the Land and any other real property leased by Borrower pursuant to the Ground Lease, if applicable, including all of the following:

(a)	All rights of Borrower to renew or extend the term of the Ground Lease.

(b)	All amounts deposited by Borrower with Ground Lessor under the Ground Lease.

(c)	Borrower’s right or privilege to terminate, cancel, surrender, modify or amend the Ground Lease.

(d)	All other options, privileges and rights granted and demised to Borrower under the Ground Lease and all appurtenances with respect to the Ground Lease.

“Leases” means all present and future leases, subleases, licenses, concessions or grants or other possessory interests now or hereafter in force, whether oral or written, covering or affecting the Mortgaged Property, or any portion of the Mortgaged Property (including proprietary leases or occupancy agreements if Borrower is a cooperative housing corporation), and all modifications, extensions or renewals.

“Lender” means the entity identified as “Lender” in the first paragraph of this Instrument, or any subsequent holder of the Note.

“Loan Agreement” means the Multifamily Loan and Security Agreement executed by Borrower in favor of Lender and dated as of the date of this Instrument, as such agreement may be amended from time to time.

“Loan Documents” means the Note, this Instrument, the Loan Agreement, all guaranties, all indemnity agreements, all collateral agreements, UCC filings, O&M Programs, the MMP and any other documents now or in the future executed by Borrower, any guarantor or any other Person in connection with the loan evidenced by the Note, as such documents may be amended from time to time.

“Loan Servicer” means the entity that from time to time is designated by Lender or its designee to collect payments and deposits and receive Notices under the Note, this Instrument and any other Loan Document, and otherwise to service the loan evidenced by the Note for the benefit of Lender. Unless Borrower receives Notice to the contrary, the Loan Servicer is the entity identified as “Lender” in the first paragraph of this Instrument.

“Mortgaged Property” means all of Borrower’s present and future right, title and interest in and to all of the following:

(a)	The Land, or, if Borrower’s interest in the Land is pursuant to a Ground Lease, the Ground Lease and the Leasehold Estate.

(b)	The Improvements.

(c)	The Fixtures.

(d)	The Personalty.

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(e)
All current and future rights, including air rights, development rights, zoning rights and other similar rights or interests, easements, tenements, rights of way, strips and gores of land, streets, alleys, roads, sewer rights, waters, watercourses and appurtenances related to or benefiting the Land or the Improvements, or both, and all rights-of-way, streets, alleys and roads which may have been or may in the future be vacated.

(f)
All proceeds paid or to be paid by any insurer of the Land, the Improvements, the Fixtures, the Personalty or any other part of the Mortgaged Property, whether or not Borrower obtained the insurance pursuant to Lender’s requirement.

(g)
All awards, payments and other compensation made or to be made by any municipal, state or federal authority with respect to the Land, the Improvements, the Fixtures, the Personalty or any other part of the Mortgaged Property, including any awards or settlements resulting from condemnation proceedings or the total or partial taking of the Land, the Improvements, the Fixtures, the Personalty or any other part of the Mortgaged Property under the power of eminent domain or otherwise and including any conveyance in lieu thereof.

(h)
All contracts, options and other agreements for the sale of the Land, or the Leasehold Estate, as applicable, the Improvements, the Fixtures, the Personalty or any other part of the Mortgaged Property entered into by Borrower now or in the future, including cash or securities deposited to secure performance by parties of their obligations.

(i)
All proceeds from the conversion, voluntary or involuntary, of any of the items described in subsections (a) through (h) inclusive into cash or liquidated claims, and the right to collect such proceeds.

(j)	All Rents and Leases.

(k)
All earnings, royalties, accounts receivable, issues and profits from the Land, the Improvements or any other part of the Mortgaged Property, and all undisbursed proceeds of the loan secured by this Instrument.

(l)	All Imposition Reserve Deposits.

(m)	All refunds or rebates of Impositions by Governmental Authority or insurance company (other than refunds applicable to periods before the real property tax year in which this Instrument is dated).

(n)	All tenant security deposits which have not been forfeited by any tenant under any Lease and any bond or other security in lieu of such deposits.

(o)	All names under or by which any of the above Mortgaged Property may be operated or known, and all trademarks, trade names, and goodwill relating to any of the Mortgaged Property.

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(p)	If required by the terms of Section 4.05 of the Loan Agreement, all rights under the Letter of Credit and the Proceeds, as such Proceeds may increase or decrease from time to time.

(q)	If the Note provides for interest to accrue at a floating or variable rate and there is a Cap Agreement, the Cap Collateral.

“Note” means the Multifamily Note or Notes (including any Amended and Restated Note(s), Consolidated, Amended and Restated Note(s), or Extended and Restated Note(s)) executed by Borrower in favor of Lender and dated as of the date of this Instrument, including all schedules, riders, allonges and addenda, as such Multifamily Note(s) may be amended, modified and/or restated from time to time.

“Notice” or “Notices” means all notices, demands and other communication required under the Loan Documents, provided in accordance with the requirements of Section 11.03 of the Loan Agreement.

“Person” means any natural person, sole proprietorship, corporation, general partnership, limited partnership, limited liability company, limited liability partnership, limited liability limited partnership, joint venture, association, joint stock company, bank, trust, estate, unincorporated organization, any federal, state, county or municipal government (or any agency or political subdivision thereof), endowment fund or any other form of entity.

“Personalty” means all of the following:

(a)	Accounts (including deposit accounts) of Borrower related to the Mortgaged Property.

(b)
Equipment and inventory owned by Borrower, which are used now or in the future in connection with the ownership, management or operation of the Land or Improvements or are located on the Land or Improvements, including furniture, furnishings, machinery, building materials, goods, supplies, tools, books, records (whether in written or electronic form) and computer equipment (hardware and software).

(c)
Other tangible personal property owned by Borrower which is used now or in the future in connection with the ownership, management or operation of the Land or Improvements or is located on the Land or in the Improvements, including ranges, stoves, microwave ovens, refrigerators, dishwashers, garbage disposers, washers, dryers and other appliances (other than Fixtures).

(d)	Any operating agreements relating to the Land or the Improvements.

(e)	Any surveys, plans and specifications and contracts for architectural, engineering and construction services relating to the Land or the Improvements.

(f)
All other intangible property, general intangibles and rights relating to the operation of, or used in connection with, the Land or the Improvements, including all governmental permits relating to any activities on the Land and including subsidy or similar payments received from any sources, including a Governmental Authority.

(g)	Any rights of Borrower in or under letters of credit.

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“Property Jurisdiction” means the jurisdiction in which the Land is located.

“Rents” means all rents (whether from residential or non-residential space), revenues and other income of the Land or the Improvements, parking fees, laundry and vending machine income and fees and charges for food, health care and other services provided at the Mortgaged Property, whether now due, past due or to become due, and deposits forfeited by tenants, and, if Borrower is a cooperative housing corporation or association, maintenance fees, charges or assessments payable by shareholders or residents under proprietary leases or occupancy agreements, whether now due, past due, or to become due.

“Taxes” means all taxes, assessments, vault rentals and other charges, if any, whether general, special or otherwise, including all assessments for schools, public betterments and general or local improvements, which are levied, assessed or imposed by any public authority or quasi-public authority, and which, if not paid, will become a Lien on the Land or the Improvements.

2.	Uniform Commercial Code Security Agreement.

(a)
This Instrument is also a security agreement under the Uniform Commercial Code for any of the Mortgaged Property which, under applicable law, may be subjected to a security interest under the Uniform Commercial Code, for the purpose of securing Borrower’s obligations under this Instrument and to further secure Borrower’s obligations under the Note, this Instrument and other Loan Documents, whether such Mortgaged Property is owned now or acquired in the future, and all products and cash and non-cash proceeds thereof (collectively, “UCC Collateral”), and by this Instrument, Borrower grants to Lender a security interest in the UCC Collateral. To the extent necessary under applicable law, Borrower hereby authorizes Lender to prepare and file financing statements, continuation statements and financing statement amendments in such form as Lender may require to perfect or continue the perfection of this security interest.

(b)
Unless Borrower gives Notice to Lender within 30 days after the occurrence of any of the following, and executes and delivers to Lender modifications or supplements of this Instrument (and any financing statement which may be filed in connection with this Instrument) as Lender may require, Borrower will not (i) change its name, identity, structure or jurisdiction of organization; (ii) change the location of its place of business (or chief executive office if more than one place of business); or (iii) add to or change any location at which any of the Mortgaged Property is stored, held or located.

(c)
If an Event of Default has occurred and is continuing, Lender will have the remedies of a secured party under the Uniform Commercial Code, in addition to all remedies provided by this Instrument or existing under applicable law. In exercising any remedies, Lender may exercise its remedies against the UCC Collateral separately or together, and in any order, without in any way affecting the availability of Lender’s other remedies.

(d)	This Instrument also constitutes a financing statement with respect to any part of the Mortgaged Property that is or may become a Fixture, if permitted by applicable law.

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3.	Assignment of Rents; Appointment of Receiver; Lender in Possession.

(a)	As part of the consideration for the Indebtedness, Borrower absolutely and unconditionally assigns and transfers to Lender all Rents.

(i)
It is the intention of Borrower to establish a present, absolute and irrevocable transfer and assignment to Lender of all Rents and to authorize and empower Lender to collect and receive all Rents without the necessity of further action on the part of Borrower.

(ii)
Promptly upon request by Lender, Borrower agrees to execute and deliver such further assignments as Lender may from time to time require. Borrower and Lender intend this assignment of Rents to be immediately effective and to constitute an absolute present assignment and not an assignment for additional security only.

(iii)
For purposes of giving effect to this absolute assignment of Rents, and for no other purpose, Rents will not be deemed to be a part of the Mortgaged Property. However, if this present, absolute and unconditional assignment of Rents is not enforceable by its terms under the laws of the Property Jurisdiction, then the Rents will be included as a part of the Mortgaged Property and it is the intention of Borrower that in this circumstance this Instrument create and perfect a Lien on Rents in favor of Lender, which Lien will be effective as of the date of this Instrument.

(b)
(i)    Until the occurrence of an Event of Default, Lender hereby grants to Borrower a revocable license to collect and receive all Rents, to hold all Rents in trust for the benefit of Lender and to apply all Rents to pay the installments of interest and principal then due and payable under the Note and the other amounts then due and payable under the other Loan Documents, including Imposition Reserve Deposits, and to pay the current costs and expenses of managing, operating and maintaining the Mortgaged Property, including utilities, Taxes and insurance premiums (to the extent not included in Imposition Reserve Deposits), tenant improvements and other capital expenditures.

(ii)
So long as no Event of Default has occurred and is continuing, the Rents remaining after application pursuant to the preceding sentence may be retained by Borrower free and clear of, and released from, Lender’s rights with respect to Rents under this Instrument.

(iii)
After the occurrence of an Event of Default, and during the continuance of such Event of Default, Borrower authorizes Lender to collect, sue for and compromise Rents and directs each tenant of the Mortgaged Property to pay all Rents to, or as directed by, Lender. From and after the occurrence of an Event of Default, and during the continuance of such Event of Default, and without the necessity of Lender entering upon and taking and maintaining control of the Mortgaged Property directly, or by a receiver, Borrower’s license to collect Rents will automatically terminate and Lender will without Notice be entitled to all Rents as they become due and payable, including Rents then due and unpaid. Borrower will pay to Lender upon demand all Rents to which Lender is entitled.

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(iv)
At any time on or after the date of Lender’s demand for Rents, Lender may give, and Borrower hereby irrevocably authorizes Lender to give, notice to all tenants of the Mortgaged Property instructing them to pay all Rents to Lender. No tenant will be obligated to inquire further as to the occurrence or continuance of an Event of Default. No tenant will be obligated to pay to Borrower any amounts which are actually paid to Lender in response to such a notice. Any such notice by Lender will be delivered to each tenant personally, by mail or by delivering such demand to each rental unit. Borrower will not interfere with and will cooperate with Lender’s collection of such Rents.

(c)	If an Event of Default has occurred and is continuing, then Lender will have each of the following rights and may take any of the following actions:

(i)
Lender may, regardless of the adequacy of Lender’s security or the solvency of Borrower and even in the absence of waste, enter upon and take and maintain full control of the Mortgaged Property in order to perform all acts that Lender in its discretion determines to be necessary or desirable for the operation and maintenance of the Mortgaged Property, including the execution, cancellation or modification of Leases, the collection of all Rents, the making of Repairs to the Mortgaged Property and the execution or termination of contracts providing for the management, operation or maintenance of the Mortgaged Property, for the purposes of enforcing the assignment of Rents pursuant to Section 3(a), protecting the Mortgaged Property or the security of this Instrument, or for such other purposes as Lender in its discretion may deem necessary or desirable.

(ii)
Alternatively, if an Event of Default has occurred and is continuing, regardless of the adequacy of Lender’s security, without regard to Borrower’s solvency and without the necessity of giving prior notice (oral or written) to Borrower, Lender may apply to any court having jurisdiction for the appointment of a receiver for the Mortgaged Property to take any or all of the actions set forth in the preceding sentence. If Lender elects to seek the appointment of a receiver for the Mortgaged Property at any time after an Event of Default has occurred and is continuing, Borrower, by its execution of this Instrument, expressly consents to the appointment of such receiver, including the appointment of a receiver ex parte if permitted by applicable law.

(iii)
If Borrower is a housing cooperative corporation or association, Borrower hereby agrees that if a receiver is appointed, the order appointing the receiver may contain a provision requiring the receiver to pay the installments of interest and principal then due and payable under the Note and the other amounts then due and payable under the other Loan Documents, including Imposition Reserve Deposits, it being acknowledged and agreed that the Indebtedness is an obligation of Borrower and must be paid out of maintenance charges payable by Borrower’s tenant shareholders under their proprietary leases or occupancy agreements.

(iv)	Lender or the receiver, as the case may be, will be entitled to receive a reasonable fee for managing the Mortgaged Property.

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(v)
Immediately upon appointment of a receiver or immediately upon Lender’s entering upon and taking possession and control of the Mortgaged Property, Borrower will surrender possession of the Mortgaged Property to Lender or the receiver, as the case may be, and will deliver to Lender or the receiver, as the case may be, all documents, records (including records on electronic or magnetic media), accounts, surveys, plans, and specifications relating to the Mortgaged Property and all security deposits and prepaid Rents.

(vi)	If Lender takes possession and control of the Mortgaged Property, then Lender may exclude Borrower and its representatives from the Mortgaged Property.

Borrower acknowledges and agrees that the exercise by Lender of any of the rights conferred under this Section 3 will not be construed to make Lender a mortgagee-in-possession of the Mortgaged Property so long as Lender has not itself entered into actual possession of the Land and Improvements.

(d)
If Lender enters the Mortgaged Property, Lender will be liable to account only to Borrower and only for those Rents actually received. Except to the extent of Lender’s gross negligence or willful misconduct, Lender will not be liable to Borrower, anyone claiming under or through Borrower or anyone having an interest in the Mortgaged Property, by reason of any act or omission of Lender under Section 3(c), and Borrower hereby releases and discharges Lender from any such liability to the fullest extent permitted by law.

(e)
If the Rents are not sufficient to meet the costs of taking control of and managing the Mortgaged Property and collecting the Rents, any funds expended by Lender for such purposes will become an additional part of the Indebtedness as provided in Section 7.

(f)
Any entering upon and taking of control of the Mortgaged Property by Lender or the receiver, as the case may be, and any application of Rents as provided in this Instrument will not cure or waive any Event of Default or invalidate any other right or remedy of Lender under applicable law or provided for in this Instrument.

4.	Assignment of Leases; Leases Affecting the Mortgaged Property.

(a)
As part of the consideration for the Indebtedness, Borrower absolutely and unconditionally assigns and transfers to Lender all of Borrower’s right, title and interest in, to and under the Leases, including Borrower’s right, power and authority to modify the terms of any such Lease, or extend or terminate any such Lease.

(i)
It is the intention of Borrower to establish a present, absolute and irrevocable transfer and assignment to Lender of all of Borrower’s right, title and interest in, to and under the Leases. Borrower and Lender intend this assignment of the Leases to be immediately effective and to constitute an absolute present assignment and not an assignment for additional security only.

(ii)	For purposes of giving effect to this absolute assignment of the Leases, and for no other purpose, the Leases will not be deemed to be a part of the Mortgaged Property.

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(iii)
However, if this present, absolute and unconditional assignment of the Leases is not enforceable by its terms under the laws of the Property Jurisdiction, then the Leases will be included as a part of the Mortgaged Property and it is the intention of Borrower that in this circumstance this Instrument create and perfect a Lien on the Leases in favor of Lender, which Lien will be effective as of the date of this Instrument.

(b)
Until Lender gives Notice to Borrower of Lender’s exercise of its rights under this Section 4, Borrower will have all rights, power and authority granted to Borrower under any Lease (except as otherwise limited by this Section or any other provision of this Instrument), including the right, power and authority to modify the terms of any Lease or extend or terminate any Lease. Upon the occurrence of an Event of Default, and during the continuance of such Event of Default, the permission given to Borrower pursuant to the preceding sentence to exercise all rights, power and authority under Leases will automatically terminate. Borrower will comply with and observe Borrower’s obligations under all Leases, including Borrower’s obligations pertaining to the maintenance and disposition of tenant security deposits.

(c)
(i)    Borrower acknowledges and agrees that the exercise by Lender, either directly or by a receiver, of any of the rights conferred under this Section 4 will not be construed to make Lender a mortgagee-in-possession of the Mortgaged Property so long as Lender has not itself entered into actual possession of the Land and the Improvements.

(ii)
The acceptance by Lender of the assignment of the Leases pursuant to Section 4(a) will not at any time or in any event obligate Lender to take any action under this Instrument or to expend any money or to incur any expenses.

(iii)
Except to the extent of Lender’s gross negligence or willful misconduct, Lender will not be liable in any way for any injury or damage to person or property sustained by any Person or Persons in or about the Mortgaged Property.

(iv)	Prior to Lender’s actual entry into and taking possession of the Mortgaged Property, Lender will not be obligated for any of the following:

(A)	Lender will not be obligated to perform any of the terms, covenants and conditions contained in any Lease (or otherwise have any obligation with respect to any Lease).

(B)	Lender will not be obligated to appear in or defend any action or proceeding relating to the Lease or the Mortgaged Property.

(C)
Lender will not be responsible for the operation, control, care, management or repair of the Mortgaged Property or any portion of the Mortgaged Property. The execution of this Instrument by Borrower will constitute conclusive evidence that all responsibility for the operation, control, care, management and repair of the Mortgaged Property is and will be that of Borrower, prior to such actual entry and taking of possession.

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(d)
Upon delivery of Notice by Lender to Borrower of Lender’s exercise of Lender’s rights under this Section 4 at any time after the occurrence of an Event of Default, and during the continuance of such Event of Default, and without the necessity of Lender entering upon and taking and maintaining control of the Mortgaged Property directly, by a receiver, or by any other manner or proceeding permitted by the laws of the Property Jurisdiction, Lender immediately will have all rights, powers and authority granted to Borrower under any Lease, including the right, power and authority to modify the terms of any such Lease, or extend or terminate any such Lease.

(e)	Borrower will, promptly upon Lender’s request, deliver to Lender an executed copy of each residential Lease then in effect.

(f)
If Borrower is a cooperative housing corporation or association, notwithstanding anything to the contrary contained in this Instrument, so long as Borrower remains a cooperative housing corporation or association and is not in breach of any covenant of this Instrument, Lender consents to the following:

(i)
Borrower may execute leases of apartments for a term in excess of 2 years to a tenant shareholder of Borrower, so long as such leases, including proprietary leases, are and will remain subordinate to the Lien of this Instrument.

(ii)
Borrower may surrender or terminate such leases of apartments where the surrendered or terminated lease is immediately replaced or where Borrower makes its best efforts to secure such immediate replacement by a newly-executed lease of the same apartment to a tenant shareholder of Borrower. However, no consent is given by Lender to any execution, surrender, termination or assignment of a lease under terms that would waive or reduce the obligation of the resulting tenant shareholder under such lease to pay cooperative assessments in full when due or the obligation of the former tenant shareholder to pay any unpaid portion of such assessments.

5.
Prepayment Premium. Borrower will be required to pay a prepayment premium in connection with certain prepayments of the Indebtedness, including a payment made after Lender’s exercise of any right of acceleration of the Indebtedness, as provided in the Note.

6.
Application of Payments. If at any time Lender receives, from Borrower or otherwise, any amount applicable to the Indebtedness which is less than all amounts due and payable at such time, then Lender may apply that payment to amounts then due and payable in any manner and in any order determined by Lender, in Lender’s discretion. Neither Lender’s acceptance of an amount that is less than all amounts then due and payable nor Lender’s application of such payment in the manner authorized will constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction. Notwithstanding the application of any such amount to the Indebtedness, Borrower’s obligations under this Instrument, the Note and all other Loan Documents will remain unchanged.

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7.	Protection of Lender’s Security; Instrument Secures Future Advances.

(a)
If Borrower fails to perform any of its obligations under this Instrument or any other Loan Document, or if any action or proceeding is commenced which purports to affect the Mortgaged Property, Lender’s security or Lender’s rights under this Instrument, including eminent domain, insolvency, code enforcement, civil or criminal forfeiture, enforcement of Hazardous Materials Laws, fraudulent conveyance or reorganizations or proceedings involving a bankrupt or decedent, then Lender at Lender’s option may make such appearances, file such documents, disburse such sums and take such actions as Lender reasonably deems necessary to perform such obligations of Borrower and to protect Lender’s interest, including all of the following:

(i)	Lender may pay Attorneys’ Fees and Costs.

(ii)	Lender may pay fees and out-of-pocket expenses of accountants, inspectors and consultants.

(iii)	Lender may enter upon the Mortgaged Property to make Repairs or secure the Mortgaged Property.

(iv)	Lender may procure the Insurance required by the Loan Agreement.

(v)	Lender may pay any amounts which Borrower has failed to pay under the Loan Agreement.

(vi)	Lender may perform any of Borrower’s obligations under the Loan Agreement.

(vii)	Lender may make advances to pay, satisfy or discharge any obligation of Borrower for the payment of money that is secured by a Prior Lien.

(b)
Any amounts disbursed by Lender under this Section 7, or under any other provision of this Instrument that treats such disbursement as being made under this Section 7, will be secured by this Instrument, will be added to, and become part of, the principal component of the Indebtedness, will be immediately due and payable and will bear interest from the date of disbursement until paid at the Default Rate.

(c)	Nothing in this Section 7 will require Lender to incur any expense or take any action.

8.	Events of Default. An Event of Default under the Loan Agreement will constitute an Event of Default under this Instrument.

9.
Remedies Cumulative. Each right and remedy provided in this Instrument is distinct from all other rights or remedies under this Instrument, the Loan Agreement or any other Loan Document or afforded by applicable law or equity, and each will be cumulative and may be exercised concurrently, independently or successively, in any order. Lender’s exercise of any particular right or remedy will not in any way prevent Lender from exercising any other right or remedy available to Lender. Lender may exercise any such remedies from time to time and as often as Lender chooses.

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10.
Waiver of Statute of Limitations, Offsets, and Counterclaims. Borrower waives the right to assert any statute of limitations as a bar to the enforcement of the Lien of this Instrument or to any action brought to enforce any Loan Document. Borrower hereby waives the right to assert a counterclaim, other than a compulsory counterclaim, in any action or proceeding brought against it by Lender or otherwise to offset any obligations to make the payments required by the Loan Documents. No failure by Lender to perform any of its obligations under this Instrument will be a valid defense to, or result in any offset against, any payments that Borrower is obligated to make under any of the Loan Documents.

11.	Waiver of Marshalling.

(a)
Notwithstanding the existence of any other security interests in the Mortgaged Property held by Lender or by any other party, Lender will have the right to determine the order in which any or all of the Mortgaged Property will be subjected to the remedies provided in this Instrument, the Note, the Loan Agreement or any other Loan Document or applicable law. Lender will have the right to determine the order in which any or all portions of the Indebtedness are satisfied from the proceeds realized upon the exercise of such remedies.

(b)
Borrower and any party who now or in the future acquires a security interest in the Mortgaged Property and who has actual or constructive notice of this Instrument waives any and all right to require the marshalling of assets or to require that any of the Mortgaged Property be sold in the inverse order of alienation or that any of the Mortgaged Property be sold in parcels or as an entirety in connection with the exercise of any of the remedies permitted by applicable law or provided in this Instrument.

12.	Further Assurances; Lender’s Expenses.

(a)
Borrower will deliver, at its sole cost and expense, all further acts, deeds, conveyances, assignments, estoppel certificates, financing statements or amendments, transfers and assurances as Lender may require from time to time in order to better assure, grant and convey to Lender the rights intended to be granted, now or in the future, to Lender under this Instrument and the Loan Documents or in connection with Lender’s consent rights under Article VII of the Loan Agreement.

(b)
Borrower acknowledges and agrees that, in connection with each request by Borrower under this Instrument or any Loan Document, Borrower will pay all reasonable Attorneys’ Fees and Costs and expenses incurred by Lender, including any fees payable in accordance with any request for further assurances or an estoppel certificate pursuant to the Loan Agreement, regardless of whether the matter is approved, denied or withdrawn. Any amounts payable by Borrower under this Instrument or under any other Loan Document will be deemed a part of the Indebtedness, will be secured by this Instrument and will bear interest at the Default Rate if not fully paid within 10 days of written demand for payment.

13.
Governing Law; Consent to Jurisdiction and Venue. This Instrument, and any Loan Document which does not itself expressly identify the law that is to apply to it, will be governed by the laws of the Property Jurisdiction. Borrower agrees that any controversy arising under or in relation to the Note, this Instrument or any other Loan Document may be litigated in the Property Jurisdiction. The state and federal courts and authorities with jurisdiction in the Property Jurisdiction will have jurisdiction over all controversies that may arise under or in relation to the Note, any security for the Indebtedness or any other Loan Document. Borrower irrevocably consents to service, jurisdiction and venue of such courts

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for any such litigation and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise. However, nothing in this Section 13 is intended to limit Lender’s right to bring any suit, action or proceeding relating to matters under this Instrument in any court of any other jurisdiction.

14.	Notice. All Notices, demands and other communications under or concerning this Instrument will be governed by the terms set forth in the Loan Agreement.

15.
Successors and Assigns Bound. This Instrument will bind the respective successors and assigns of Borrower and Lender, and the rights granted by this Instrument will inure to Lender’s successors and assigns.

16.	Joint and Several Liability. If more than one Person signs this Instrument as Borrower, the obligations of such Persons will be joint and several.

17.	Relationship of Parties; No Third Party Beneficiary.

(a)
The relationship between Lender and Borrower will be solely that of creditor and debtor, respectively, and nothing contained in this Instrument will create any other relationship between Lender and Borrower. Nothing contained in this Instrument will constitute Lender as a joint venturer, partner or agent of Borrower, or render Lender liable for any debts, obligations, acts, omissions, representations or contracts of Borrower.

(b)
No creditor of any party to this Instrument and no other Person will be a third party beneficiary of this Instrument or any other Loan Document. Without limiting the generality of the preceding sentence, (i) any arrangement (“Servicing Arrangement”) between Lender and any Loan Servicer for loss sharing or interim advancement of funds will constitute a contractual obligation of such Loan Servicer that is independent of the obligation of Borrower for the payment of the Indebtedness, (ii) Borrower will not be a third party beneficiary of any Servicing Arrangement, and (iii) no payment by the Loan Servicer under any Servicing Arrangement will reduce the amount of the Indebtedness.

18.	Severability; Amendments.

(a)
The invalidity or unenforceability of any provision of this Instrument will not affect the validity or enforceability of any other provision, and all other provisions will remain in full force and effect. This Instrument contains the entire agreement among the parties as to the rights granted and the obligations assumed in this Instrument.

(b)
This Instrument may not be amended or modified except by a writing signed by the party against whom enforcement is sought; provided, however, that in the event of a Transfer prohibited by or requiring Lender’s approval under Article VII of the Loan Agreement, some or all of the modifications to the Loan Documents (if any) may be modified or rendered void by Lender at Lender’s option by Notice to Borrower and the transferee(s).

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19.	Construction.

(a)
The captions and headings of the Sections of this Instrument are for convenience only and will be disregarded in construing this Instrument. Any reference in this Instrument to a “Section” will, unless otherwise explicitly provided, be construed as referring to a Section of this Instrument.

(b)	Any reference in this Instrument to a statute or regulation will be construed as referring to that statute or regulation as amended from time to time.

(c)	Use of the singular in this Instrument includes the plural and use of the plural includes the singular.

(d)	As used in this Instrument, the term “including” means “including, but not limited to” and the term “includes” means “includes without limitation.”

(e)	The use of one gender includes the other gender, as the context may require.

(f)
Unless the context requires otherwise any definition of or reference to any agreement, instrument or other document in this Instrument will be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth in this Instrument).

(g)	Any reference in this Instrument to any person will be construed to include such person’s successors and assigns.

20.
Subrogation. If, and to the extent that, the proceeds of the loan evidenced by the Note, or subsequent advances under Section 7, are used to pay, satisfy or discharge a Prior Lien, such loan proceeds or advances will be deemed to have been advanced by Lender at Borrower’s request, and Lender will automatically, and without further action on its part, be subrogated to the rights, including Lien priority, of the owner or holder of the obligation secured by the Prior Lien, whether or not the Prior Lien is released.

21-30.     Reserved.

31.	Acceleration; Remedies.

(a)
At any time during the existence of an Event of Default, Lender, at Lender’s option, may declare the Indebtedness to be immediately due and payable without further demand, and may invoke the power of sale granted in this Instrument (and Borrower appoints Lender as Borrower’s agent and attorney-in-fact to exercise such power of sale in the name and on behalf of Borrower) and any other remedies permitted by Georgia law or provided in this Instrument or in any other Loan Document. Borrower acknowledges that the power of sale granted in this Instrument may be exercised by Lender without prior judicial hearing. Lender will be entitled to collect all costs and expenses incurred in pursuing such remedies, including reasonable Attorneys’ Fees and Costs and costs of documentary evidence, abstracts and title reports.

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(b)
Lender may sell and dispose of the Mortgaged Property at public auction, at the usual place for conducting sales at the courthouse in the county where all or any part of the Mortgaged Property is located, to the highest bidder for cash, first (a) providing Borrower written notice of the initiation of proceedings to exercise the power of sale in accordance with O.C.G.A. §44-14-162, and (b) advertising the time, terms and place of such sale by publishing a notice of sale once a week for four consecutive weeks (without regard to the actual number of days) in a newspaper in which sheriff’s advertisements are published in such county, all other notice being waived by Borrower; and Lender may thereupon execute and deliver to the purchaser a sufficient instrument of conveyance of the Mortgaged Property in fee simple, which may contain recitals as to the happening of the default upon which the execution of the power of sale granted by this Section depends. The recitals in the instrument of conveyance will be presumptive evidence that Lender duly complied with all preliminary acts prerequisite to the sale and instrument of conveyance. Borrower constitutes and appoints Lender as Borrower’s agent and attorney-in-fact to make such recitals, sale and conveyance. Borrower ratifies all of Lender’s acts, as such attorney-in-fact, and Borrower agrees that such recitals will be binding and conclusive upon Borrower and that the conveyance to be made by Lender (and in the event of a deed in lieu of foreclosure, then as to such conveyance) will be effectual to bar all right, title and interest, equity of redemption, including all statutory redemption, homestead, dower, curtsey and all other exemptions of Borrower, or its successors in interest, in and to the Mortgaged Property.

(c)
The Mortgaged Property may be sold in one parcel and as an entirety, or in such parcels, manner or order as Lender, in its discretion, may elect, and one or more exercises of the powers granted in this Section will not extinguish or exhaust the power unless the entire Mortgaged Property is sold or the Indebtedness is paid in full, and Lender will collect the proceeds of such sale, applying such proceeds as provided in this Section. In the event of a deficiency, Borrower will immediately on demand from Lender pay such deficiency to Lender, subject to the provisions of the Note limiting Borrower’s personal liability for payment of the Indebtedness. Borrower acknowledges that Lender may bid for and purchase the Mortgaged Property at any foreclosure sale and will be entitled to apply all or any part of the Indebtedness as a credit to the purchase price. Borrower covenants and agrees that Lender will apply the proceeds of the sale in the following order: (i) to all reasonable costs and expenses of the sale, including reasonable Attorneys’ Fees and Costs and costs of title evidence; (ii) to the Indebtedness in such order as Lender, in Lender’s discretion, directs; and (iii) the excess, if any, to the person or persons legally entitled to the excess. The power and agency granted in this Section 31 are coupled with an interest, are irrevocable by death or otherwise and are in addition to the remedies for collection of the Indebtedness as provided by law.

(d)
If the Mortgaged Property is sold pursuant to this Section 31, Borrower, or any person holding possession of the Mortgaged Property through Borrower, will surrender possession of the Mortgaged Property to the purchaser at such sale on demand. If possession is not surrendered on demand, Borrower or such person will be a tenant holding over and may be dispossessed in accordance with Georgia law.

32.	Release. Upon payment of the Indebtedness, Lender will cancel this Instrument. Borrower will pay Lender’s reasonable costs incurred in canceling this Instrument.

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33.
Borrower’s Waiver Of Certain Rights. To the fullest extent permitted by law, Borrower agrees that Borrower will not at any time insist upon, plead, claim or take the benefit or advantage of any present or future law providing for any appraisement, valuation, stay, extension or redemption, homestead, moratorium, reinstatement, marshalling or forbearance, and Borrower, for Borrower, Borrower’s heirs, devisees, representatives, successors and assigns, and for any and all persons ever claiming any interest in the Mortgaged Property, to the fullest extent permitted by law, waives and releases all rights of redemption, valuation, appraisement, stay of execution, reinstatement (including all rights under O.C.G.A. Section 44-14-85), notice of intention to mature or declare due the whole of the Indebtedness, and all rights to a marshalling of assets of Borrower, including the Mortgaged Property.

34.
Deed To Secure Debt. This conveyance is to be construed under the existing laws of the State of Georgia as a deed passing title, and not as a mortgage, and is intended to secure the payment of the Indebtedness.

35.
Assumption Not a Novation. Lender’s acceptance of an assumption of the obligations of this Instrument and the Note, and the release of Borrower pursuant to Article VII of the Loan Agreement or otherwise, will not constitute a novation and will not affect the priority of the Lien created by this Instrument.

36.	WAIVER OF TRIAL BY JURY.

(a)
BORROWER AND LENDER EACH COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS INSTRUMENT OR THE RELATIONSHIP BETWEEN THE PARTIES AS BORROWER AND LENDER THAT IS TRIABLE OF RIGHT BY A JURY.

(b)
BORROWER AND LENDER EACH WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

37.	Incorporation of Riders. The following Riders are attached to this Instrument:

Rider to Security Instrument – Trade Names

38.	Attached Exhibits. The following Exhibits, if marked with an “X” in the space provided, are attached to this Instrument:

X	Exhibit A	Description of the Land (required)

X	Exhibit B	Modifications to Instrument

	Exhibit C	Ground Lease Description (if applicable)

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IN WITNESS WHEREOF, Borrower has signed and delivered this Instrument or has caused this Instrument to be signed and delivered by its duly authorized representative.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

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Multifamily Deed to Secure Debt, Assignment of Rents
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BORROWER:

STAR PARK VALLEY, LLC, a Delaware limited liability company

By:	Steadfast Apartment Advisor, LLC, a Delaware limited liability company, its Manager

By:    _/s/ Kevin J. Keating_________ (SEAL)
Kevin J. Keating
Chief Accounting Officer

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Multifamily Deed to Secure Debt, Assignment of Rents
and Security Agreement

RIDER TO MULTIFAMILY SECURITY INSTRUMENT

TRADE NAMES

(Revised 3-1-2014)

The following changes are made to the Instrument which precedes this Rider:

A.	Subsection (o) of the definition of Mortgaged Property in Section 1 is restated as follows:

(o)
All names under or by which any of the above Mortgaged Property may be operated or known, and all trademarks, trade names, and goodwill relating to any of the Mortgaged Property; provided however, that the names “SIR,” “STAR,” and “Steadfast” and/or associated trademark rights are not assigned to Lender, subject to Section 6.30 of the Loan Agreement.

Rider to Multifamily Security Instrument
Trade Names

EXHIBIT A

DESCRIPTION OF THE LAND

TRACT 1:

All that tract parcel of land lying and being in Land Lots 619, 620, 677, 678, 691 and 692 of the 17th District, 2nd Section, City of Smyrna, Cobb County, Georgia end being more particularly described is as follows:

Beginning at a concrete monument found at the intersection of the Southeasterly right of way line of the East-West Connector, formerly known as Camp Highland Road (R/W varies) and the Southwesterly right-of-way line South Cobb Drive (200' R/W); thence following said Southwesterly right-of-way line of South Cobb Drive along a 11,356.51 foot radius curve an arc distance pf 306.37 feet to a point (said arc being subtended by a chord that lies to the Southwest of said arc with a bearing of South 46 degrees 14 minutes 01 seconds East and a length of 306.36 feet); thence along a 11,356.51 foot radius curve an arc distance of 389.63 feet to a point (said arc being subtended by a chord that lies to the Southwest of said arc with a bearing of South 44 degrees 28 minutes 41 seconds East and a length of 389.61 feet); thence South 43 degrees 29 minutes 42 seconds East a distance of 257.68 feet to an iron pin found, said iron pin being the TRUE POINT OF BEGINNING; thence South 43 degrees 29 minutes 42 seconds East a distance of 741.71 feet to an iron pin found at the right-of-way line of Seaboard Coast Line Railroad (R/W varies); thence following said right-of-way line South 76 degrees 32 minutes 32 seconds West a distance of 316.62 feet to an iron pin found; thence North 02 degrees 49 minutes 26 seconds East a distance of 15.63 feet to an iron pin found; thence South 76 degrees 32 minutes 32 seconds West a distance of 1,315.86 feet to a point; thence North 02 degrees 49 minutes 26 seconds East a distance of 10.42 feet to an iron pin found; thence South 76 degrees 32 minutes 32 seconds West a distance of 484.13 feet to a point; thence along a 857.93-foot radius curve an arc distance of 480.71 feet to a point (said arc being subtended by a chord that lies to the North of said arc with a bearing of North 87 degrees 24 minutes 23 seconds West and a length of 474.44 feet); thence North 71 degrees 25 minutes 02 seconds West a distance of 398.88 feet to a point; thence leaving said right-of-way line North 00 degrees 04 minutes 32 seconds West a distance of 75.55 feet to a ?" pipe; thence South 88 degrees 26 minutes 46 seconds East a distance of 99.98 feet to an iron pin found; thence South 88 degrees 26 minutes 46 seconds East a distance of 473.42 feet to a point; thence North 39 degrees 44 minutes 54 seconds East a distance of 136.00 feet to a point; thence North 14 degrees 32 minutes 00 seconds West a distance of 178.29 feet to a 1/2" pipe; thence South 88 degrees 58 minutes 40 seconds East a distance of 99.76 feet to a 1/2" pipe; thence North 01 degrees 01 minutes 20 seconds East a distance of 232.11 feet to a point; thence North 89 degrees 34 minutes 06 seconds West a distance of 102.69 feet to a 1/2" pipe (disturbed); thence North 06 degrees 24 minutes 57 seconds East a distance of 78.65 feet to a 1/2" pipe; thence North 25 degrees 53 minutes 20 seconds East a distance of 86.21 feet to a ?" pipe; thence South 84 degrees 18 minutes 34 seconds East a distance of 179.62 feet to a 1/2" pipe; thence North 14 degrees 59 minutes 55 seconds East a distance of 120.30 feet to an iron pin found; thence South 74 degrees 24 minutes 11 seconds East a distance of 20.76 feet to 1/2" pipe; thence North 56 degrees 35 minutes 40 seconds East a distance of 83.49 feet to a 2" pipe; thence North 31 degrees 53 minutes 55 seconds West a distance of 69.80 feet to a point; thence South 89 degrees 51 minutes 34 seconds East a distance of 437.92 feet to a point; thence North 02 degrees 18 minutes 54 seconds East a distance of 40.20 feet to a point; thence South 84 degrees 11 minutes 55 seconds East a distance of 198.23 feet to an iron pin found; thence South 84 degrees 11 minutes 55 seconds East a distance of 840.68 feet to the TRUE POINT OF BEGINNING.

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Multifamily Deed to Secure Debt, Assignment of Rents
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LESS AND EXCEPT:

PARCEL B:

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 677, 17th District, Cobb County, Georgia, more particularly described as follows:

To find the Point of Beginning, commence at a point located at the intersection of the Southeasterly right-of-way of the East-West Connector (variable right-of-way), and the Southwesterly right-of-way of South Cobb Drive (200' right-of-way); thence run along the right-of-way of South Cobb Drive along the arc of a curve having an arc distance of 306.30 feet, a radius of 11356.51 feet and being subtended by a chord bearing South 46 degrees 48 minutes 10 seconds East distance of 306.29 feet to a point; thence leaving said right-of-way, run South 43 degrees 50 minutes 25 seconds West, a distance of 92.45 feet to a point; thence South 53 degrees 35 minutes 42 seconds West a distance of 92.56 feet to a point; thence South 07 degrees 47 minutes 38 seconds West a distance of 97.08 feet to a point; thence North 82 degrees 19 minutes 40 seconds West a distance of 19.00 feet to a point; thence South 07 degrees 45 minutes 56 seconds West a distance of 32.08 feet to a point; thence South 05 degrees 13 minutes 06 seconds West a distance of 154.87 feet to a point; thence North 84 degrees 45 minutes 39 seconds West a distance of 194.16 feet to a point; thence North 84 degrees 45 minutes 34 seconds West a distance of 166.85 feet to a point, and the POINT OF BEGINNING. From the POINT OF BEGINNING, as thus established, run South 54 degrees 35 minutes 46 seconds West a distance of 39.28 feet to a point; thence North 01 degrees 41 minutes 28 seconds East a distance of 25.63 feet to a point; thence run South 84 degrees 45 minutes 34 seconds East a distance of 31.39 feet to a point, the POINT OF BEGINNING. Being identified as Parcel B having 0.009 acres as shown on that certain Land Swap Plat for Columbia Properties w/o Easements for Columbia East West I, LLC, Columbia East West II, LLC, Columbia East West III, LC, Columbia East West IV, LLC, East West Partners, LLC, Branch Banking and Trust Company, Buckhead Title & Abstract Company, Inc., First American Title Insurance Company, Valley-Summit, LLC, The Avenue of DeKalb, LLC, Parkside at Buckhead, LLC, Morwood Associates of Georgia, L.L.C., Joymar Associates, LLC, Fidelity National Title Insurance Company and Federal Home Loan Mortgage Corporation, dated March 4, 2010, prepared by Paulson Mitchell Incorporated, Darrell D. Raines, Georgia Registered Land Surveyor No. 2403.

PARCEL D:

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 620, 17th District, Cobb County, Georgia, more particularly described as follows:

To find the Point of Beginning, commence at a point located at the intersection of the southeasterly right-of-way of the East-West Connector (variable right-of-way), and the southwesterly right-of-way of South Cobb Drive (200' right-of-way); thence run along the right-of-way of South Cobb Drive along the arc of a curve having an arc distance of 306.30 feet, a radius of 11356.51 feet and being subtended by a chord bearing South 46 degrees 48 minutes 10 seconds East distance of 306.29 feet to a point; thence leaving said right-of-way, run South 43 degrees 50 minutes 25 seconds West, a distance of 92.45 feet to a point; thence South 53 degrees 35 minutes 42 seconds West a distance of 92.56 feet to a point; thence South 07 degrees 47 minutes 38 seconds West a distance of 97.08 feet to a point; thence North 82 degrees 19 minutes 40 seconds West a distance of 19.00 feet to a point; thence South 07 degrees 45 minutes 56 seconds West a distance of 32.08 feet to a point; thence South 05 degrees 13 minutes 06 seconds West a distance of 154.87 feet to a point; thence North 84 degrees 45 minutes 39 seconds West a distance of 194.16 feet to a point; thence North 84 degrees 45 minutes 34 seconds West a distance of 166.85 feet to a point; thence run South 54 degrees 35 minutes 46 seconds West a distance of 64.74 to a point; the POINT OF BEGINNING. From the

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POINT OF BEGINNING, as thus established, run South 54 degrees 35 minutes 46 seconds West a distance of 39.50 feet to a point; thence run along an arc of a curve having an arc distance of 62.72 feet, a radius of 40.00 feet and being subtended by a chord bearing North 80 degrees 28 minutes 52 seconds West, 56.49 feet to a point; thence run North 35 degrees 33 minutes 31 seconds West a distance of 15.51 feet to a point; thence run North 89 degrees 27 minutes 15 seconds East a distance of 96.93 feet to a point, the POINT OF BEGINNING. Being identified as Parcel D having 0.04 acres as shown on that certain Land Swap Plat for Columbia Properties w/o Easements for Columbia East West I, LLC, Columbia East West II, LLC, Columbia East West III, LC, Columbia East West IV, LLC, East West Partners, LLC, Branch Banking and Trust Company, Buckhead Title & Abstract Company, Inc., First American Title Insurance Company, Valley-Summit, LLC, The Avenue of DeKalb, LLC, Parkside at Buckhead, LLC, Morwood Associates of Georgia, L.L.C., Joymar Associates, LLC, Fidelity National Title Insurance Company and Federal Home Loan Mortgage Corporation, dated March 4, 2010, prepared by Paulson Mitchell Incorporated, Darrell D. Raines, Georgia Registered Land Surveyor No. 2403.

PARCEL F:

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 620, 17th District, Cobb County, Georgia, more particularly described as follows:

To find the Point of Beginning, commence at a point located at the intersection of the southeasterly right-of-way of the East-West Connector (variable right-of-way), and the southwesterly right-of-way of South Cobb Drive (200' right-of-way); thence run along the right-of-way of South Cobb Drive along the arc of a curve having an arc distance of 306.30 feet, a radius of 11356.51 feet and being subtended by a chord bearing South 46 degrees 48 minutes 10 seconds East distance of 306.29 feet to a point; thence leaving said right-of-way, run South 43 degrees 50 minutes 25 seconds West, a distance of 92.45 feet to a point; thence South 53 degrees 35 minutes 42 seconds West a distance of 92.56 feet to a point; thence South 07 degrees 47 minutes 38 seconds West a distance of 97.08 feet to a point; thence North 82 degrees 19 minutes 40 seconds West a distance of 19.00 feet to a point; thence South 07 degrees 45 minutes 56 seconds West a distance of 32.08 feet to a point; thence South 05 degrees 13 minutes 06 seconds West a distance of 154.87 feet to a point; thence North 84 degrees 45 minutes 39 seconds West a distance of 194.16 feet to a point; thence North 84 degrees 45 minutes 34 seconds West a distance of 166.85 feet to a point; thence run South 54 degrees 35 minutes 46 seconds West a distance of 64.74 to a point; thence run South 89 degrees 27 minutes 15 seconds West a distance of 181.05 feet to a point, the POINT OF BEGINNING. From the POINT OF BEGINNING, as thus established, run South 58 degrees 19 minutes 54 seconds West a distance of 365.80 feet to a point; thence run North 14 degrees 17 minutes 05 seconds East a distance of 92.90 feet to a point; thence run South 75 degrees 15 minutes 00 seconds East a distance of 21.13 feet to a point; thence run North 55 degrees 40 minutes 32 seconds East a distance of 83.68 feet to a point; thence run North 32 degrees 35 minutes 15 seconds West a distance of 54.32 feet to a point; thence run North 32 degrees 35 minutes 14 seconds West a distance of 14.48 feet to a point; thence run North 89 degrees 27 minutes 15 seconds East a distance of 437.33 feet to a point, the POINT OF BEGINNING. Being identified as Parcel F having 0.45 acres as shown on that certain Land Swap Plat for Columbia\ Properties w/o Easements for Columbia East West I, LLC, Columbia East West II, LLC, Columbia East West 111, LC, Columbia East West IV, LLC, East West Partners, LLC, Branch Banking and Trust Company, Buckhead Title & Abstract Company, Inc., First American Title Insurance Company, Valley Summit, LLC, The Avenue of DeKalb, LLC, Parkside at Buckhead, LLC, Morwood Associates of Georgia, L.L.C., Joymar Associates, LLC, Fidelity National Title Insurance Company and Federal Home Loan Mortgage Corporation, dated March 4, 2010, prepared by Paulson Mitchell Incorporated, Darrell D. Raines, Georgia Registered Land Surveyor No. 2403.

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PARCEL H:

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 620, 17th District, Cobb County, Georgia, more particularly described as follows:

To find the Point of Beginning, commence at a point located at the intersection of the southeasterly right-of-way of the East-West Connector (variable right-of-way), and the southwesterly right-of-way of South Cobb Drive (200' right-of-way); thence run along the right-of-way of South Cobb Drive along the arc of a curve having an arc distance of 306.30 feet, a radius of 11356.51 feet and being subtended by a chord bearing South 46 degrees 48 minutes 10 seconds East distance of 306.29 feet to a point; thence leaving said right-of-way, run South 43 degrees 50 minutes 25 seconds West, a distance of 92.45 feet to a point; thence South 53 degrees 35 minutes 42 seconds West a distance of 92.56 feet to a point; thence South 07 degrees 47 minutes 38 seconds West a distance of 97.08 feet to a point; thence North 82 degrees 19 minutes 40 seconds West a distance of 19.00 feet to a point; thence South 07 degrees 45 minutes 56 seconds West a distance of 32.08 feet to a point; thence South 05 degrees 13 minutes 06 seconds West a distance of 154.87 feet to a point; thence North 84 degrees 45 minutes 39 seconds West a distance of 194.16 feet to a point; thence North 84 degrees 45 minutes 34 seconds West a distance of 166.85 feet to a point; thence run South 54 degrees 35 minutes 46 seconds West a distance of 64.74 to a point; thence run South 89 degrees 27 minutes 15 seconds West a distance of 181.05 feet to a point; thence run South 58 degrees 19 minutes 54 seconds West a distance of 410.76 feet to a point, the POINT OF BEGINNING. From the POINT OF BEGINNING, as thus established, run South 58 degrees 19 minutes 54 seconds West a distance of 26.67 feet to a point; thence run North 31 degrees 39 minutes 45 seconds West a distance of 19.73 feet to a point; thence run South 85 degrees 10 minutes 25 seconds East a distance of 33.18 feet to a point, the POINT OF BEGINNING. Being identified as Parcel H having 0.006 acres as shown on that certain Land Swap Plat for Columbia Properties w/o Easements for Columbia East West I, LLC, Columbia East West II, LLC, Columbia East West III, LC, Columbia East West IV, LLC, East West Partners, LLC, Branch Banking and Trust Company, Buckhead Title & Abstract Company, Inc., First American Title Insurance Company, Valley-Summit, LLC, The Avenue of DeKalb, LLC, Parkside at Buckhead, LLC, Morwood Associates of Georgia, L.L.C., Joymar Associates, LLC, Fidelity National Title Insurance Company and Federal Home Loan Mortgage Corporation, dated March 4, 2010, prepared by Paulson Mitchell Incorporated, Darrell D. Raines, Georgia Registered Land Surveyor No. 2403.

As affected by Boundary Line Agreement by and among Columbia East West I, LLC, Columbia East West II, LLC, Columbia East West III, LLC, Columbia East West IV, LLC and East West Partners, LLC, a Georgia limited liability companies to Valley-Summit, LLC, The Avenues of DeKalb, LLC, Parkside at Buckhead, LLC, Morwood Associates of Georgia, LLC, and Joymar Associates, LLC, dated March 29, 2010, recorded March 31, 2010 in Deed Book 14762, page 5051, in the records of the Clerk of the Superior Court of Cobb County, Georgia.

TRACT 2:

PARCEL A:

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 677, 17th District, Cobb County, Georgia, more particularly described as follows:

To find the Point of Beginning, commence at a point located at the intersection of the southeasterly right-of-way of the East-West Connector (variable right-of-way), and the southwesterly right-of-way of South Cobb Drive (200' right-of-way); thence run along the right-of-way of South Cobb Drive along the arc of a curve having an arc distance of 306.30 feet, a radius of 11356.51 feet and being subtended by a chord hearing South 46 degrees 48 minutes 10 seconds East distance of 306.29

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feet to a point; thence leaving said right-of-way, run South 43 degrees 50 minutes 25 seconds West, a distance of 92.45 feet to a point; thence South 53 degrees 35 minutes 42 seconds West a distance of 92.56 feet to a point; thence South 07 degrees 47 minutes 38 seconds West a distance of 97.08 feet to a point; thence North 82 degrees 19 minutes 40 seconds West a distance of 19.00 feet to a point; thence South 07 degrees 45 minutes 56 seconds West a distance of 32.08 feet to a point; thence South 05 degrees 13 minutes 06 seconds West a distance of 52.24 feet to a point, and the POINT OF BEGINNING. From the POINT OF BEGINNING, as thus established, continue South 05 degrees 13 minutes 06 seconds West a distance of 102.63 feet to a point; thence North 84 degrees 45 minutes 39 seconds West a distance of 194.16 feet to a point; thence North 84 degrees 45 minutes 34 seconds West a distance of 166.85 feet to a point; thence North 54 degrees 35 minutes 46 seconds East a distance of 10.82 feet to a point; thence run along an arc of a curve having an arc distance of 42.42 feet, a radius of 65.00 feet and being subtended by a chord hearing North 73 degrees 17 minutes 39 seconds East a distance of 41.68 feet to a point; thence run South 88 degrees 00 minutes 29 seconds East a distance of 42.09 feet to a point; thence run along an arc of a curve having an arc distance of 44.00 feet, a radius of 115.50 feet and being subtended by a chord bearing South 77 degrees 05 minutes 39 seconds East a distance of 43.74 feet to a point; thence run South 66 degrees 10 minutes 49 seconds East a distance of 44.13 feet to a point; thence run along an arc of a curve having an arc distance of 51.49 feet, a radius of 50.00 feet and being subtended by a chord bearing North 83 degrees 56 minutes 24 seconds East a distance of 49.24 feet to a point; thence run North 54 degrees 26 minutes 29 seconds East a distance of 157.34 feet to a point; thence South 47 degrees 19 minutes 53 seconds East a distance of 24.58 feet to a point, the POINT OF BEGINNING. Being identified as Parcel A having 0.31 acres as shown on that certain Land Swap Plat for Columbia Properties w/o Easements for Columbia East West I, LLC, Columbia East West II, LLC, Columbia East West III, LC, Columbia East West IV, LLC, East West Partners, LLC, Branch Banking and Trust Company, Buckhead Title & Abstract Company, Inc., First American Title Insurance Company, Valley-Summit, LLC, The Avenue of DeKalb, LLC, Parkside at Buckhead, LLC, Morwood Associates of Georgia, L.L.C., Joymar Associates, LLC, Fidelity National Title Insurance Company and Federal Home Loan Mortgage Corporation, dated March 4, 2010, prepared by Paulson Mitchell Incorporated, Darrell D. Raines, Georgia Registered Land Surveyor No. 2403.
PARCEL C:
ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 620, 17th District, Cobb County, Georgia, more particularly described as follows:
To find the Point of Beginning, commence at a point located at the intersection of the southeasterly right-of-way of the East-West Connector (variable right-of-way), and the southwesterly right-of-way of South Cobb Drive (200' right-of-way); thence run along the right-of-way of South Cobb Drive along the arc of a curve having an arc distance of 306.30 feet, a radius of 11356.51 feet and being subtended by a chord bearing South 46 degrees 48 minutes 10 seconds East distance of 306.29 feet to a point; thence leaving said right-of-way, run South 43 degrees 50 minutes 25 seconds West, a distance of 92.45 feet to a point; thence South 53 degrees 35 minutes 42 seconds West a distance of 92.56 feet to a point; thence South 07 degrees 47 minutes 38 seconds West a distance of 97.08 feet to a point; thence North 82 degrees 19 minutes 40 seconds West a distance of 19.00 feet to a point; thence South 07 degrees 45 minutes 56 seconds West a distance of 32.08 feet to a point; thence South 05 degrees 13 minutes 06 seconds West a distance of 154.87 feet to a point; thence North 84 degrees 45 minutes 39 seconds West a distance of 194.16 feet to a point; thence North 84 degrees 45 minutes 34 seconds West a distance of 166.85 feet to a point; thence South 54 degrees 35 minutes 46 seconds West a distance of 39.28 to a point, the POINT OF BEGINNING. From the POINT OF BEGINNING, as thus established, run thence South 01 degrees 41 minutes 28 seconds

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West a distance of 14.57 feet to a point; thence run South 89 degrees 27 minutes 15 seconds West a distance of 20.33 feet to a point; thence run North 54 degrees 35 minutes 46 seconds East a distance of 25.46 feet to a point, the POINT OF BEGINNING. Being identified as Parcel C having 0.003 acres as shown on that certain Land Swap Plat for Columbia Properties w/o Easements for Columbia East West I, LLC, Columbia East West II, LLC, Columbia East West III, LC, Columbia East West IV, LLC, East West Partners, LLC, Branch Banking and Trust Company, Buckhead Title & Abstract Company, Inc., First American Title Insurance Company, Valley-Summit, LLC, The Avenue of DeKalb, LLC, Parkside at Buckhead, LLC, Morwood Associates of Georgia, L.L.C., Joymar Associates, LLC, Fidelity National Title Insurance Company and Federal Home Loan Mortgage Corporation, dated March 4, 2010, prepared by Paulson Mitchell incorporated, Darrell D. Raines, Georgia Registered Land Surveyor No. 2403.
PARCEL E:
ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 620, 17th District, Cobb County, Georgia, more particularly described as follows:
To find the Point of Beginning, commence at a point located at the intersection of the southeasterly right-of-way of the East-West Connector (variable right-of-way) and along the right-of-way of South Cobb Drive along the arc of a curve having an arc distance of 306.30 feet, a radius of 11356.51 feet and being subtended by a chord bearing South 46 degrees 48 minutes 10 seconds East distance of 306.29 feet to a point; thence leaving said right-of-way, run South 43 degrees 50 minutes 25 seconds West, a distance of 92.45 feet to a point; thence South 53 degrees 35 minutes 42 seconds West a distance of 92.56 feet to a point; thence South 07 degrees 47 minutes 38 seconds West a distance of 97.08 feet to a point; thence North 82 degrees 19 minutes 40 seconds West a distance of 19.00 feet to a point; thence South 07 degrees 45 minutes 56 seconds West a distance of 32.08 feet to a point; thence South 05 degrees 13 minutes 06 seconds West a distance of 154.87 feet to a point; thence North 84 degrees 45 minutes 39 seconds West a distance of 194.16 feet to a point; thence North 84 degrees 45 minutes 34 seconds West a distance of 166.85 feet to a point; thence run South 54 degrees 35 minutes 46 seconds West a distance of 64.74 to a point; thence run South 89 degrees 27 minutes 15 seconds West a distance of 96.93 feet to a point, the POINT OF BEGINNING. From the POINT OF BEGINNING, as thus established, run South 89 degrees 27 minutes 15 seconds West a distance of 84.12 feet to a point; thence run North 58 degrees 19 minutes 54 seconds East a distance of 69.07 feet to a point; thence run South 35 degrees 33 minutes 31 seconds East a distance of 43.59 feet to a point, the POINT OF BEGINNING. Being identified as Parcel E having 0.03 acres as shown on that certain Land Swap Plat for Columbia Properties w/o Easements for Columbia East West I, LLC, Columbia East West II, LLC, Columbia East West III, LC, Columbia East West IV, LLC, East West Partners, LLC, Branch Banking and Trust Company, Buckhead Title & Abstract Company, Inc., First American Title Insurance Company, Valley-Summit, LLC, The Avenue of DeKalb, LLC, Parkside at Buckhead, LLC, Morwood Associates of Georgia, L.L.C., Joymar Associates, LLC, Fidelity National Title Insurance Company and Federal Home Loan Mortgage Corporation, dated March 4, 2010, prepared by Paulson Mitchell Incorporated, Darrell D. Raines, Georgia Registered Land Surveyor No. 2403.

PARCEL G:

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 620, 17th District, Cobb County, Georgia, more particularly described as follows:

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To find the Point of Beginning, commence at a point located at the intersection of the southeasterly right-of-way of the East-West Connector (variable right-of-way), and the southwesterly right-of-way of South Cobb Drive (200' right-of-way); thence run along the right-of-way of South Cobb Drive along the arc of a curve having an arc distance of 306.30 feet, a radius of 11356.51 feet and being subtended by a chord bearing South 46 degrees 48 minutes 10 seconds East distance of 306.29 feet to a point; thence leaving said right-of-way, run South 43 degrees 50 minutes 25 seconds West, a distance of 92.45 feet to a point; thence South 53 degrees 35 minutes 42 seconds West a distance of 92.56 feet to a point; thence South 07 degrees 47 minutes 38 seconds West a distance of 97.08 feet to a point; thence North 82 degrees 19 minutes 40 seconds West a distance of 19.00 feet to a point; thence South 07 degrees 45 minutes 56 seconds West a distance of 32.08 feet to a point; thence South 05 degrees 13 minutes 06 seconds West a distance of 154.87 feet to a point; thence North 84 degrees 45 minutes 39 seconds West a distance of 194.16 feet to a point; thence North 84 degrees 45 minutes 34 seconds West a distance of 166.85 feet to a point; thence run South 54 degrees 35 minutes 46 seconds West a distance of 64.74 to a point; thence run South 89 degrees 27 minutes 15 seconds West a distance of 181.05 feet to a point; thence run South 58 degrees 19 minutes 54 seconds West a distance of 365.80 feet to a point, the POINT OF BEGINNING. From the POINT OF BEGINNING, as thus established, run South 14 degrees 17 minutes 05 seconds West a distance of 27.10 feet to a point; thence run North 85 degrees 10 minutes 25 seconds West a distance of 31.68 feet to a point; thence run North 58 degrees 19 minutes 54 seconds East a distance of 44.96 feet to a point, the POINT OF BEGINNING. Being identified as Parcel G having 0.010 acres as shown on that certain Land Swap Plat for Columbia Properties w/o Easements for Columbia East West I, LLC, Columbia East West II, LLC, Columbia East West III, LC, Columbia East West IV, LLC, East West Partners, LLC, Branch Banking and Trust Company, Buckhead Title & Abstract Company, Inc., First American Title Insurance Company, Valley-Summit, LLC, The Avenue of DeKalb, LLC, Parkside at Buckhead, LLC, Morwood Associates of Georgia, L.L.C., Joymar Associates, LLC, Fidelity National Title Insurance Company and Federal Home Loan Mortgage Corporation, dated March 4, 2010, prepared by Paulson Mitchell Incorporated, Darrell D. Raines, Georgia Registered Land Surveyor No. 2403.

PARCEL I:

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 620, 17th District, Cobb County, Georgia, more particularly described as follows:

To find the Point of Beginning, commence at a point located at the intersection of the southeasterly right-of-way of the East-West Connector (variable right-of-way), and the southwesterly right-of-way of South Cobb Drive (200' right-of-way); thence run along the right-of-way of South Cobb Drive along the arc of a curve having an arc distance of 306.30 feet, a radius of 11356.51 feet and being subtended by a chord bearing South 46 degrees 48 minutes 10 seconds East distance of 306.29 feet to a point; thence leaving said right-of-way, run South 43 degrees 50 minutes 25 seconds West, a distance of 92.45 feet to a point; thence South 53 degrees 35 minutes 42 seconds West a distance of 92.56 feet to a point; thence South 07 degrees 47 minutes 38 seconds West a distance of 97.08 feet to a point; thence North 82 degrees 19 minutes 40 seconds West a distance of 19.00 feet to a point; thence South 07 degrees 45 minutes 56 seconds West a distance of 32.08 feet to a point; thence South 05 degrees 13 minutes 06 seconds West a distance of 154.87 feet to a point; thence North 84 degrees 45 minutes 39 seconds West a distance of 194.16 feet to a point; thence North 84 degrees 45 minutes 34 seconds West a distance of 166.85 feet to a point; thence run South 54 degrees 35 minutes 46 seconds West a distance of 64.74 to a point; thence run South 89 degrees 27 minutes 15 seconds West a distance of 181.05 feet to a point; thence run South 58 degrees 19 minutes 54 seconds West a distance of 437.43 feet to a point; thence run North 31 degrees 39 minutes 45 seconds West a distance of 19.73 feet to a point, the POINT OF BEGINNING. From the POINT OF BEGINNING, as thus established, run North 85 degrees 10 minutes 25 seconds West a distance of 114.84 feet to a point; thence run along an arc of a curve having an arc distance of 54.64 feet, a

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radius of 314.55 feet and being subtended by a chord bearing North 16 degrees 23 minutes 46 seconds East, 54.57 feet to a point; thence run North 20 degrees 54 minutes 02 seconds East a distance of 65.15 feet to a point; thence run South 31 degrees 39 minutes 45 seconds East a distance of 144.37 feet to a point, the POINT OF BEGINNING. Being identified as Parcel I having 0.16 acres as shown on that certain Land Swap Plat for Columbia Properties w/o Easements for Columbia East West I, LLC, Columbia East West II, LLC, Columbia East West III, LC, Columbia East West IV, LLC, East West Partners, LLC, Branch Banking and Trust Company, Buckhead Title & Abstract Company, Inc., First American Title Insurance Company, Valley-Summit, LLC, The Avenue of DeKalb, LLC, Parkside at Buckhead, LLC, Morwood Associates of Georgia, L.L.C., Joymar Associates, LLC, Fidelity National Title Insurance Company and Federal Home Loan Mortgage Corporation, dated March 4, 2010, prepared by Paulson Mitchell Incorporated, Darrell D. Raines, Georgia Registered Land Surveyor No. 2403.

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EXHIBIT B

MODIFICATIONS TO INSTRUMENT

The following modifications are made to the text of the Instrument that precedes this Exhibit:

1.	The definition of “Attorneys’ Fees and Costs” in Section 1 is deleted in its entirety and replaced with the following:

“Attorneys’ Fees and Costs” means (a) fees and out‑of‑pocket costs of Lender’s and Loan Servicer’s attorneys, as applicable, including costs of Lender’s and Loan Servicer’s in-house counsel, support staff costs, costs of preparing for litigation, computerized research, telephone and facsimile transmission expenses, mileage, deposition costs, postage, duplicating, process service, videotaping and similar costs and expenses; (b) costs and fees of expert witnesses, including appraisers; (c) investigatory fees; and (d) the costs for any opinion required by Lender pursuant to the terms of the Loan Documents. Notwithstanding anything to the contrary in the Loan Documents and only to the extent governed by Georgia law, any provision providing for the payment of “Attorneys’ Fees and Costs”, “reasonable attorneys’ fees” or other words or provisions of similar import, shall mean attorneys’ and paralegal fees incurred based upon the usual and customary hourly rates of the attorneys and paralegals involved for time actually spent by such attorneys and paralegals, plus customary charges for copies, postage and any other out of pocket expenses, and without giving effect to any statutory presumption that may then be in effect.

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